Exhibit 99.1

ZORAN CORPORATION

Proxy for the Annual Meeting of Stockholders

Solicited by the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Levy Gerzberg and Karl Schneider, or either of them, with full power of substitution, as proxies to represent and vote as designated in this proxy any and all of the shares of stock of Zoran Corporation, held or owned by or standing in the name of the undersigned on our books on June 30, 2003, at our annual meeting of stockholders to be held at our offices at 3112 Scott Blvd., Santa Clara, CA 95054 on August 8, 2003 at 2:00 p.m. and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.

The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

The undersigned hereby acknowledges receipt of: (a) Notice of annual meeting of stockholders of Zoran, (b) accompanying proxy statement and (c) annual report to stockholders for the fiscal year ended December 31, 2002.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

ZORAN CORPORATION

August 8, 2003

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

v     Please detach along perforated line and mail in the envelope provided.     v

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 1, 3, 4 AND 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

				FOR	AGAINST	ABSTAIN
1.	To approve the issuance of shares of Zoran common stock in connection with the merger of Oak Technology, Inc. with and into a wholly-owned subsidiary of Zoran.			☐	☐	☐

2.	To elect the six (6) nominees for director to the Board of Directors.
NOMINEES:
	☐		☐	Levy Gerzberg
		FOR ALL NOMINEES	☐	Uzia Galil
			☐	James D. Meindl
	☐	WITHHOLD AUTHORITY	☐	James B. Owens, Jr.
		FOR ALL NOMINEES	☐	Arthur B. Stabenow
			☐	Philip M. Young
	☐	FOR ALL NOMINEES EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL NOMINEES EXCEPT" and mark the box next to each nominee you wish to withhold, as shown here: ☒

				FOR	AGAINST	ABSTAIN
3.	To approve an amendment to Zoran's certificate of incorporation to increase the number of authorized shares of Zoran common stock from 55,000,000 to 105,000,000.			☐	☐	☐

4.

To approve an amendment to the Zoran 1995 Employee Stock Purchase Plan to increase the number of shares of Zoran common stock authorized for issuance thereunder from 900,000 shares to 1,475,000 shares.

				☐	☐	☐

5.	To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2003.			☐	☐	☐

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder			Date:	Signature of Stockholder	Date:

Note:

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.